ARTICLES OF MERGER

                                       OF

                             HOMESIDE HOLDINGS, INC.

                                      INTO

                             HOMESIDE LENDING, INC.

         Pursuant to the provisions of Chapter 607, Florida Statutes, the parties hereto hereby adopt the following Articles of Merger for the purpose of merging them into one corporation:

     1. HOMESIDE HOLDINGS, INC., a Florida corporation (the "Merging Corporation"), shall be merged with and into HOMESIDE LENDING, INC., a Florida corporation (the "Surviving Corporation"), which shall be the surviving corporation in the merger.

     2. The merger shall become effective on the date on which these Articles of Merger are filed with the Florida Department of State (the "Effective Date").

     3. The Articles of  Incorporation  of the Merging  Corporation as in effect
immediately   prior  to  the  Effective   Date  shall  become  the  Articles  of
Incorporation of the Surviving Corporation.

     4. The Plan of Merger, a copy of which is attached hereto and made a part hereof, was adopted and approved by the directors of the Merging Corporation on February 15, 2000 and by the directors of the Surviving Corporation on February 15, 2000.

     5. Pursuant to Section 607.1104, Florida Statutes, no shareholder approval was required for this merger.

     6. The name of the Surviving Corporation after the Merger shall remain and be HOMESIDE LENDING, INC.

         IN  WITNESS  WHEREOF,   the  Surviving   Corporation  and  the  Merging
Corporation have caused these Articles of Merger to be executed by their respective officers as of February 15, 2000.

HOMESIDE HOLDINGS, INC.                         HOMESIDE LENDING, INC.


By:               /S/                           By:               /S/
   -------------------------------------           ------------------
         Name: Robert J. Jacobs                          Name: Robert J. Jacobs
         Its: Vice President                             Its: Vice President